Exhibit 10.37






             WUHU SHAODA ELECTRIC POWER DEVELOPMENT COMPANY LIMITED
                                   as Borrower




                                       and




                     AES CHINA HOLDINGS COMPANY (L) LIMITED
                                as Junior Lender





                   SUBORDINATED BORROWER CHARGE OVER ACCOUNTS





                             CHADBOURNE & PARKE LLP
                            AMERICAN ATTORNEYS AT LAW

                           SUITE 3704, PEREGRINE TOWER
                           LIPPO CENTRE, 89 QUEENSWAY
                                    HONG KONG


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                                    CONTENTS


Number    Clause Heading                                                Page
------    --------------                                                ----

1.        Interpretation..................................................1
2.        Charge..........................................................2
3.        Continuing Security.............................................3
4.        Representations and Warranties..................................3
5.        Undertakings....................................................3
6.        Condition of Deposits...........................................4
7.        Enforcement.....................................................4
8.        Taxes and Other Deductions......................................5
9.        Costs, Charges and Expenses.....................................5
10.       Set-off.........................................................6
11.       Indemnity.......................................................6
12.       Further Assurance...............................................7
13.       Power of Attorney...............................................7
14.       Suspense Account................................................8
15.       Waiver and Severability.........................................8
16.       Miscellaneous...................................................8
17.       Assignment.....................................................10
18.       Notices........................................................10
19.       Governing Law and Jurisdiction.................................10
20.       Subordinated Security..........................................11



Schedule 1        Charged Accounts.......................................13
Schedule 2        Form of Notice and Acknowledgement.....................14



Execution Block

THIS DEED is made on the               day of                           1996
                         -------------        -------------------------


BETWEEN:

(1) WUHU SHAODA ELECTRIC POWER DEVELOPMENT COMPANY LIMITED, an equity joint venture company formed under the Law of the People's Republic of China on Joint Ventures Using Chinese and Foreign Investment, with its registered office at Commercial Office Building, West Huangshan Road, Wuhu, Anhui Province, People's Republic of China (the "Borrower"); and

(2) AES CHINA HOLDINGS COMPANY (L) LIMITED, a Labuan company of Lot A, Level 3, Wisma Oceanic, Jalan OKK Awang, 87007, Federal Territory of Labuan, Malaysia (the "Junior Lender").


WHEREAS:

(A) By the AES Loan Agreement (as defined below), the Junior Lender has agreed to make available to the Borrower a term loan facility of up to eighteen million Dollars (US$18,000,000), upon the terms set out therein.

(B) It is a condition precedent to the Junior Lender making the Facility available to the Borrower that the Borrower enters into this Deed.


NOW THIS DEED WITNESSES as follows:

1.         INTERPRETATION

1.01 Definitions and Construction. In this Deed, unless the context requires otherwise:

           (a) terms and expressions defined in or construed for the purposes of the AES Loan Agreement shall have the same meanings or be construed in the same manner when used in this Deed;

           (b) "AES Loan Agreement" means the loan agreement dated ------- 1996 and made between the Junior Lender and the Borrower;

           (c) "Bank" means Bank of China, Wuhu Branch at 233 Jiuhuashan Road, Wuhu, China;

           (d)      the expression "Charge" shall include any right of set-off;

           (e) "Charged Accounts" means the Borrower RMB Revenue Account, the Borrower Dollar Retention Account and the Borrower Special Dividends Account (as defined in the Senior Loan Agreement), each held in the name of the Borrower with the Bank and as more particularly



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                    described in Schedule 1, and
                    all sums now or hereafter deposited in such accounts and all additions to or renewals or replacements of all or any part thereof (in whatever currency) and all interest or other sums which may accrue from time to time thereon;

           (f) "Junior Secured Indebtedness" means all and any sums (whether principal, interest, fees or otherwise) which are or at any time may become payable by the Borrower under the AES Loan Agreement or any Subordinated Security Document to which it is a party and all other monies hereby secured.

1.02 Successors and Assigns. The expressions "Borrower", "Security Agent" and "Junior Lender" shall where the context permits include their respective successors and permitted assigns and any persons deriving title under them.

1.03 AES Loan Agreement. To the extent applicable and required by relevant law, the terms and conditions of the AES Loan Agreement shall be deemed to be incorporated into this Deed by reference and this Deed shall be read and construed as if such terms and conditions had been set out in full herein.

1.04 Miscellaneous. In this Deed, unless the context requires otherwise, references to statutory provisions shall be construed as references to those provisions as replaced, amended, modified or re-enacted from time to time; words importing the singular include the plural and vice versa and words importing a gender include every gender; references to this Deed, the AES Loan Agreement, any other Subordinated Security Document or any other document referred to herein shall be construed as references to such document as the same may be amended or supplemented (provided that any required consent or approval for such amendment or supplement has been obtained) from time to time; unless otherwise stated, references to Clauses and the Schedules are to clauses of and the schedules to this Deed. Clause headings are inserted for reference only and shall be ignored in construing this Deed.


2.         CHARGE

2.01 Charge and Assignment. In consideration of the Facility being made available by the Junior Lender to the Borrower upon the terms and conditions of the AES Loan Agreement, the Borrower with full title guarantee charges to the Junior Lender by way of third fixed charge and grants a third-priority security interest to the Junior Lender in each of the Charged Accounts as a continuing security for the due and punctual payment of the Junior Secured Indebtedness and the due and punctual performance and observance by the Borrower of all other obligations of the Borrower contained in the AES Loan Agreement or any Subordinated Security Document to which it is a party. THIS CHARGE IS SUBORDINATE IN RIGHT TO THE CHARGES CREATED TO SECURE THE OBLIGATIONS



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           OF THE BORROWER UNDER THE SENIOR LOAN AGREEMENT, AND THE
           ENFORCEMENT OF THIS CHARGE SHALL BE LIMITED IN ACCORDANCE WITH THE PROVISIONS OF THE SENIOR SUBORDINATION AGREEMENT AND THE PRIORITY DEED.

2.02 Notice to Bank. The Borrower will, forthwith upon execution of this Deed, give notice to and obtain an acknowledgement from the Bank in the form set out in Schedule 2.


3.         CONTINUING SECURITY

           This Deed shall be a continuing security and shall remain in full force and effect until the Junior Secured Indebtedness has been paid in full, notwithstanding the insolvency or liquidation or any incapacity or change in the constitution or status of the Borrower or any other person or any intermediate settlement of account or other matter whatsoever. This Deed is in addition to, and independent of, any Charge, guarantee or other security or right or remedy now or at any time hereafter held by or available to the Junior Lender.


4.         REPRESENTATIONS AND WARRANTIES

4.01 Representations and Warranties. The Borrower represents and warrants to the Junior Lender that:

           (a) each of the Charged Accounts is beneficially owned by the Borrower free from any Charge except as created (i) under or pursuant to this Deed, (ii) to secure the obligations of the Borrower under the Senior Loan Agreement or (iii) in respect of the Guarantee, subject to any rights arising by operation of law; and

           (b)      the particulars of each of the Charged Accounts set out in
                    Schedule 1 are accurate.

4.02 Continuing Representation and Warranty. The Borrower also represents and warrants to and undertakes with the Junior Lender that the foregoing representations and warranties will be true and accurate throughout the continuance of this Deed with reference to the facts and circumstances subsisting from time to time.


5.         UNDERTAKINGS

           The Borrower undertakes and agrees with the Junior Lender throughout the continuance of this Deed and so long as the Junior Secured Indebtedness or any part thereof remains owing that the Borrower will not, unless the Junior Lender otherwise agrees in writing:

          (a) withdraw or attempt to or be entitled to withdraw all or any part of the monies in each of the Charged Accounts except in accordance with the terms of the AES Loan Agreement;

           (b) create or attempt or agree to create or permit to arise or exist any Charge over all or any part of the Charged Accounts or any interest therein or otherwise assign, deal with or dispose of all or any part of the Charged Accounts (except as created (i) under or pursuant to this Deed, (ii) to secure the obligations of the Borrower under the Senior Loan Agreement and (iii) in respect of the Guarantee); and

           (c) do or cause or permit to be done anything which may in any way depreciate, jeopardize or otherwise prejudice the value of the Junior Lender's security hereunder except as permitted by the terms of this Deed and as created to secure the obligations of the Borrower under the Senior Loan Agreement and the CPIL Security.


6.         CONDITION OF DEPOSIT

           Notwithstanding any other terms upon which monies may have been deposited in each of the Charged Accounts, throughout the continuance of this Deed it is a condition of such deposit that no monies shall be capable of being withdrawn from such Charged Accounts, neither the Charged Accounts nor any part thereof shall in any way be assignable or transferable and no Charge shall be capable of being created over or in respect of any of the Charged Accounts other than, in each case, in accordance with the terms of the AES Loan Agreement and the Senior Loan Agreement.


7.         ENFORCEMENT

7.01 Events of Default. For the purposes of this Clause, each of the following events and circumstances shall be an Event of Default:

           (a) any event or circumstance which would constitute an Event of Default as that term is defined in the AES Loan Agreement; and

           (b) if the Borrower purports or attempts to create any Charge (except under this Deed or to secure the obligations of the Borrower under the Senior Loan Agreement) over all or any part of any of the Charged Accounts or any third party asserts a claim in respect thereof.

7.02 Enforcement of Security. Upon the occurrence of an Event of Default, the Junior Lender may, subject to Clause 7.03 and the provisions of the Senior Subordination Agreement and the Priority Deed, at any time or times thereafter and without further notice or restriction, procure the appropriation, transfer or set off all or any part of the monies in any

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

           Charged Account in or towards the payment or discharge of the Junior Secured Indebtedness in such manner as the Junior Lender may think fit and, for this purpose, the Junior Lender may, at the expense of the Borrower, convert all or any part of such monies into other currencies. The above provisions apply notwithstanding that any such monies may have been deposited for a fixed period or be subject to a period of notice and that the fixed period or period of notice may not have expired or that notice or sufficient notice may not have been given.

7.03 No Change in Name. Notwithstanding any other provision in this Deed, the Charged Accounts shall at all times be held in the name of the Borrower and the Junior Lender shall not at any time before or after enforcement or otherwise be entitled or otherwise able to change, or procure any change which would result in, any of the Charged Accounts being held otherwise than in the Borrower's name from time to time.


8.         TAXES AND OTHER DEDUCTIONS

           All sums payable by the Borrower under this Deed shall be paid in full without set-off or counterclaim or any restriction or condition and free and clear of any tax (other than an Excluded Tax) or other deductions or withholdings of any nature. If the Borrower or any other person is required by any law or regulation to make any deduction or withholding (on account of tax (other than an Excluded
           Tax) or otherwise) from any payment for the account of the Junior Lender, the Borrower shall, together with such payment, pay such additional amount as will ensure that the Junior Lender receives (free and clear of any tax (other than an Excluded Tax) or other deductions or withholdings) the full amount which it would have received if no such deduction or withholding had been required. The Borrower shall promptly forward to the Junior Lender copies of official receipts or other evidence showing that the full amount of any such deduction or withholding has been paid over to the relevant taxation or other authority.


9.         COSTS, CHARGES AND EXPENSES

           The Borrower shall from time to time forthwith on demand pay to or reimburse the Junior Lender for:

           (a) all reasonable costs, charges and expenses (including legal and other fees on a full indemnity basis and out of pocket expenses) reasonably incurred by the Junior Lender in connection with the preparation, execution and registration of any amendment to or extension of, or the giving of any consent or waiver in connection with this Deed; and

           (b) all reasonable costs, charges and expenses (including legal and other fees on a full indemnity basis and out of pocket expenses) reasonably incurred by the Junior Lender in exercising any of its

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                    rights or powers hereunder or in suing
                    for or seeking to recover any sums due hereunder or otherwise preserving or enforcing its rights hereunder or in defending any claims brought against it in respect of this Deed or in releasing or re-assigning this Deed upon payment of all monies hereby secured and until payment of the same in full, all such costs, charges and expenses shall be secured by this Deed.

           To the extent practicable, the Junior Lender shall consult the Borrower before incurring any major expenditure.


10.        SET-OFF

           Notwithstanding Clause 7 and/or any provision hereof, the Borrower agrees that the Junior Lender shall (without prejudice to any general or lender's lien, right of set-off or any other right to which it may be entitled) have the right, without notice to the Borrower or any other person, at any time to set off and apply any credit balance on any Charged Account (whether subject to notice or not and whether matured or not and in whatever currency) and any other indebtedness owing by the Junior Lender to the Borrower, against the Junior Secured Indebtedness in accordance with the provisions of clause
           16.03 of the AES Loan Agreement and the Junior Lender is authorized to purchase with the monies standing to the credit of any such accounts such other currencies as may be necessary for this purpose.


11.        INDEMNITY

11.01 General Indemnity. The Borrower shall indemnify the Junior Lender against all losses, liabilities, damages, costs and expenses incurred by it in the execution or performance of the terms and conditions hereof and against all actions, proceedings, claims, demands, costs, charges and expenses which maybe incurred, sustained or arise in respect of the non-performance or non-observance of any of the undertakings and agreements on the part of the Borrower herein contained or in respect of any matter or thing done or omitted relating in any way whatsoever to the Charged Accounts.

11.02 Currency Indemnity. Dollars shall be the currency of account and of payment in respect of sums payable under this Deed. If an amount is received in another currency, pursuant to a judgment or order or in the liquidation of the Borrower or otherwise, the Borrower's obligations under this Deed shall be discharged only to the extent that the Junior Lender may purchase Dollars with such other currency in accordance with normal banking procedures upon receipt of such amount. If the amount in Dollars which may be so purchased, after deducting any costs of exchange and any other related costs, is less than the relevant sum payable under this Deed, the Borrower shall indemnify the Junior Lender against the shortfall. This indemnity shall be an obligation of the Borrower independent of and

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

           in addition
           to its other obligations under this Deed and shall take effect notwithstanding any time or other concession granted to the Borrower or any judgment or order being obtained or the filing of any claim in the liquidation, dissolution or bankruptcy (or analogous process) of the Borrower.

11.03 Payment and Security. The Junior Lender may retain and pay out of any money in the Junior Lender's hands all sums necessary to effect the indemnity contained in this Clause 11 and all sums payable by the Borrower under this Clause 11 shall form part of the monies hereby secured.


12.        FURTHER ASSURANCE

12.01 Further Assurance. The Borrower shall at any time and from time to time (whether before or after the security hereby created shall have become enforceable) execute such further legal or other mortgages, charges or assignments and do all such transfers, assurances, acts and things as the Junior Lender may require over or in respect of the Charged Accounts to secure all monies, obligations and liabilities hereby covenanted to be paid or hereby secured or for the purposes of perfecting and completing any assignment of the Junior Lender's rights, benefits or obligations hereunder and the Borrower shall also give all notices, orders and directions which the Junior Lender may require.

12.02 Enforcement of Junior Lender's Rights. Subject to the Senior Subordination Agreement and the Priority Deed, the Borrower will do or permit to be done everything which the Junior Lender may from time to time require to be done for the purpose of enforcing the Junior Lender's rights hereunder and will allow the name of the Borrower to be used as and when required by the Junior Lender for that purpose.


13.        POWER OF ATTORNEY

           The Borrower irrevocably appoints the Junior Lender by way of security to be its attorney-in-fact (with full power of substitution) and in its name or otherwise on its behalf and as its act and deed to sign, seal, execute, deliver, perfect and do all deeds, instruments, acts and things which may be required or which the Junior Lender shall think proper or expedient for carrying out any obligations imposed on the Borrower hereunder or for exercising any of the powers hereby conferred or for giving to the Junior Lender the full benefit of this security and so that the appointment hereby made shall operate to confer on the Junior Lender authority to do on behalf of the Borrower anything which it can lawfully do by an attorney-in-fact. The Borrower ratifies and confirms and agrees to ratify and confirm any deed, instrument, act or thing which such attorney-in-fact or substitute may execute or do.


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14.        SUSPENSE ACCOUNT

           The Junior Lender may place and keep any monies received by virtue of this Deed (whether before or after the insolvency or liquidation of the Borrower) to the credit of a suspense account for so long as the Junior Lender may think fit in order to preserve the rights of the Junior Lender to sue or prove for the whole amount of its claims against the Borrower or any other person.


15.        WAIVER AND SEVERABILITY

           No failure or delay by the Junior Lender in exercising any right, power or remedy hereunder shall impair such right, power or remedy or operate as a waiver thereof, nor shall any single or partial exercise of the same preclude any further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies herein provided are cumulative and do not exclude any other rights, powers and remedies provided by law. If at any time any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, the legality, validity and enforceability of such provision under the law of any other jurisdiction, and of the remaining provisions of this Deed, shall not be affected or impaired thereby.


16.        MISCELLANEOUS

16.01 Continuing Obligations. The liabilities and obligations of the Borrower under this Deed shall remain in force notwithstanding any act, omission, event or circumstance whatsoever, until full, proper and valid payment of the Junior Secured Indebtedness.

16.02 Protective Clauses. Without limiting Clause 16.01, neither the liability of the Borrower nor the validity or enforceability of this Deed shall be prejudiced, affected or discharged by:

           (a) the granting of any time or indulgence to the Borrower or any other person;

           (b) any variation or modification of the AES Loan Agreement, any of the Subordinated Security Documents or any other document referred to therein;

           (c) the invalidity or unenforceability of any obligation or liability of the Borrower under the AES Loan Agreement or this Deed or any of the Subordinated Security Documents to which it is a party;

           (d) any invalidity or irregularity in the execution of this Deed or the AES Loan Agreement or any of the other Subordinated Security Documents;

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           (e)      any deficiency in the powers of the Borrower to enter into or perform any of its obligations under the AES Loan Agreement or any of the other Subordinated Security Documents to which it is a party or any irregularity in the exercise thereof or any lack of authority by any person purporting to act on behalf of the Borrower;

           (f) any other Subordinated Security Document, Charge, guarantee or other security or right or remedy being or becoming held by or available to the Junior Lender or by any of the same being or becoming wholly or partly void, voidable, unenforceable or impaired or by the Junior Lender at any time releasing, refraining from enforcing, varying or in any other way dealing with any of the same or any power, right or remedy the Junior Lender may now or hereafter have from or against the Borrower or any other person;

           (g) any waiver, exercise, omission to exercise, compromise, renewal or release of any rights against the Borrower or any other person or any compromise, arrangement or settlement with any of the same;

           (h) any act, omission, event or circumstance which would or may but for this provision operate to prejudice, affect or discharge this Deed or the liability of the Borrower hereunder.

16.03 Unrestricted Right of Enforcement. Subject to the Senior Subordination Agreement and the Priority Deed, this Deed may be enforced without the Junior Lender first having recourse to any other security or rights or taking any other steps or proceedings against the Borrower or any other person or may be enforced for any balance due after resorting to any one or more other means of obtaining payment or discharge of the monies obligations and liabilities hereby secured.

16.04 Discharges and Releases. Notwithstanding any discharge, release or settlement from time to time between the Junior Lender and the Borrower, if any security, disposition or payment granted or made to the Junior Lender in respect of the Junior Secured Indebtedness by the Borrower or any other person is avoided or set aside or ordered to be surrendered, paid away, refunded or reduced by virtue of any provision, law or enactment relating to bankruptcy, insolvency, liquidation, winding-up, composition or arrangement for the time being in force or for any other reason, the Junior Lender shall be entitled hereafter to enforce this Deed as if no such discharge, release or settlement had occurred.

16.05 Amendment. Any amendment or waiver of any provision of this Deed and any waiver of any default under this Deed shall only be effective if made in writing and signed by or on behalf of the party against whom the amendment or waiver is asserted.



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17.        ASSIGNMENT

17.01 The Borrower. The Borrower shall not assign any of its rights or obligations hereunder.

17.02 The Junior Lender. The Junior Lender may assign or grant participations in all or any part of its rights under this Deed in accordance with the provisions of clause 20 of the AES Loan Agreement.


18.        NOTICES

18.01 Delivery. Each notice, demand or other communication to be given or made under this Deed shall be in writing and delivered or sent to the relevant party at its address or telex number or fax number set out below (or such other address or telex number or fax number as the addressee has by five (5) days' prior written notice specified to the other party):

           To the Borrower:         Wuhu Shaoda Electric Power Development
                                    Company Limited
                                    Commercial Office Building
                                    West Huangshan Road
                                    Wuhu, Anhui Province
                                    People's Republic of China

                                    Fax Number:           (86-553) 382-3224
                                    Attention:           Zhai Dao Ping

           To the Junior Lender:    AES China Holdings Company (L) Limited
                                    9th Floor, Allied Capital Resources Building
                                    32-38 Ice House Street
                                    Central, Hong Kong

                                    Fax Number:         (852) 2530-1673
                                    Attention:          Jeff Safford
                                                        Chief Financial Officer

18.02 Deemed Delivery. Any notice, demand or other communication so addressed to the relevant party shall be deemed to have been delivered (a) if given or made by letter, when actually delivered to the relevant address; (b) if given or made by telex, when dispatched with confirmed answerback and (c) if given or made by fax, when dispatched.


19.        GOVERNING LAW AND JURISDICTION

19.01 Law. This Deed and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of England.


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

19.02 Jurisdiction. The Borrower agrees that any legal action or proceeding arising out of or relating to this Deed may be brought in the courts of England and irrevocably submits to the non-exclusive jurisdiction of such courts.

19.03 Process Agent. The Borrower irrevocably appoints Messrs. Rowe & Maw (Attention: Mr. Bernd Ratzke) of 20 Blackfriars Lane, London EC4V 6HT, England as its agent to receive and acknowledge on its behalf service of any writ, summons, order, judgment or other notice of legal process in England. If for any reason the agent named above (or its successor) no longer serves as agent of the Borrower for this purpose, the Borrower shall promptly appoint a successor agent satisfactory to the Junior Lender and notify the Junior Lender thereof, provided that until the Junior Lender receives such notification, it shall be entitled to treat the agent named above (or its said successor) as the agent of the Borrower for the purposes of this Clause 19.03. The Borrower agrees that any such legal process shall be sufficiently served on it if delivered to such agent for service at its address for the time being in England whether or not such agent gives notice thereof to the Borrower.

19.04 No Limitation on Right of Action. Nothing herein shall limit the right of the Junior Lender to commence any legal action against the Borrower and/or its property in any other jurisdiction or to serve process in any manner permitted by law, and the taking of proceedings in any jurisdiction shall not preclude the taking of proceedings in any other jurisdiction whether concurrently or not.

19.05 Waiver; Final Judgment Conclusive. The Borrower irrevocably and unconditionally waives any objection which it may now or hereafter have to the choice of England as the venue of any legal action arising out of or relating to this Deed. The Borrower also agrees that a final judgment against it in any such legal action shall be final and conclusive and may be enforced in any other jurisdiction, and that a certified or otherwise duly authenticated copy of the judgment shall be conclusive evidence of the fact and amount of its indebtedness.

19.06 Waiver of Immunity. The Borrower irrevocably waives any immunity to which it or its property may at any time be or become entitled, whether characterized as sovereign immunity or otherwise, from any set-off or legal action in England or elsewhere, including immunity from service of process, immunity from jurisdiction of any court or tribunal, and immunity of any of its property from attachment prior to judgment or from execution of a judgment.


20.        SUBORDINATED SECURITY

           Notwithstanding any other provision to the contrary, this Deed must be read and construed in all respects, and the exercise of any rights under


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           this Deed and the enforcement of any rights under this Deed must be subject in each case to the terms of the:

           (a)      Senior Subordination Agreement; and

           (b)      Priority Deed.

           In the event of any conflict or inconsistency between the terms of this Deed of the one part and the Senior Subordination Agreement or the Priority Deed of the other part, the latter documents will prevail.


IN WITNESS whereof the parties hereto have executed this Deed on the day and year first above written.





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                                   Schedule 1

                                Charged Accounts



Borrower RMB Revenue Account                           018250012407

Borrower Dollar Retention Account                      148250028606

Borrower Special Dividends Account                     148250032607





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                                   Schedule 2

                       Form of Notice and Acknowledgement



To:  Bank of China, Wuhu Branch


Dear Sirs,


Re:  Account Nos. [                  ]


We give you notice that by a subordinated charge over bank account dated------- 1996 (the "Charge") we have charged and assigned by way of a third fixed charge in favour of AES China Holdings Company (L) Limited (the "Junior Lender") the above accounts (the "Charged Accounts") and a third-priority security interest in all our right, title, interest and benefit therein and thereto upon the terms and conditions therein contained. This charge is subordinated and is a third ranking security. All the rights of the Junior Lender under this Charge are subject to the Senior Subordination Agreement and the Senior Priority Deed.

We enclose a copy of the Charge with this notice. Please note that under the terms of the Charge, we are not entitled to withdraw any monies from any Charged Account except in accordance with the terms of the AES Loan Agreement.

Until notice in writing to the contrary is provided by the Security Agent, we authorize and instruct you from time to time, upon receipt of instructions from the Security Agent and subject to the Senior Subordination Agreement and the Priority Deed:

 (a) to pay to the Security Agent, or as it may direct, any or all monies standing to the credit of any Charged Account in accordance with such instructions;

 (b) to disclose to the Security Agent such information relating to any Charged Account as the Security Agent may request.

We agree that you shall not be bound to enquire whether the right of the Security Agent to withdraw any monies from any Charged Account has arisen or be concerned with the propriety or regularity of the exercise thereof or be concerned with notice to the contrary or be concerned with or responsible for the application of any monies received by the Security Agent.

These instructions shall not be revoked or varied without the prior written consent of the Junior Lender.


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Please acknowledge this notice by signing as indicated and returning to the
Junior Lender the enclosed duplicate of this notice.


Yours faithfully,
For and on behalf of
Wuhu Shaoda Electric Power Development Company Limited




Name:
Title:






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[on duplicate]


To:    Bank of China, Anhui Branch

       on its own behalf and as security agent for the Senior Financing Parties


We acknowledge receipt of the above notice and confirm that we will comply with the terms thereof.

We agree that we will neither claim to set off to your prejudice any monies standing to the credit of any Charged Account against any claim we may have against Wuhu Shaoda Electric Power Development Company Limited howsoever arising nor exercise or attempt to exercise any right of set-off or consolidation or combination of accounts or similar right in respect of or in relation to any Charged Account unless, in each case, at your instructions or with your consent.


Dated:

For and on behalf of
Bank of China, Wuhu Branch




Name:
Title:






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THE BORROWER
------------
EXECUTED as and DELIVERED as a Deed           )
by                                            )
WUHU SHAODA ELECTRIC POWER                    )
DEVELOPMENT COMPANY LIMITED                   )
(                           )                 )
acting by its authorized signatory            )
in the presence of: /s/ [SIGNATURE ILLEGIBLE] )

/s/ [SIGNATURE ILLEGIBLE]







THE JUNIOR LENDER
-----------------
SIGNED for and on behalf of                   )
AES CHINA HOLDINGS                            )
COMPANY (L) LIMITED                           )
by                                            )
in the presence of: /s/ [SIGNATURE ILLEGIBLE] )

/s/ [SIGNATURE ILLEGIBLE]



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